UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒               Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

IMPAC MORTGAGE HOLDINGS, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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IMPAC MORTGAGE HOLDINGS, INC. Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held at 9:00 A.M. on June 22, 2021 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to Stockholders are available at http://www.viewproxy.com/impaccompanies/2021/ If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 14, 2021 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE VIRTUALLY VIA THE INTERNET. INTERNET TELEPHONE E-MAIL The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to http://viewproxy.com/impaccompanies/2021/. Have your 11 digit control number (located below) available when you access the website and follow the instructions. 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 11 digit control number located in the box below. To the Stockholders of IMPAC MORTGAGE HOLDINGS, INC.: The 2021 Annual Meeting of Stockholders of Impac Mortgage Holdings, Inc. will be held virtually on June 22, 2021 at 9:00 AM PDT. As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at http://viewproxy.com/ impaccompanies/2021/htype.asp and then using your Virtual Control Number below. Your registration must be received by 11:59 PM PDT on June 20, 2021. On the day of the Annual Meeting of Stockholders, if you have properly registered, you will log in using the password you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. For further instructions on how to attend and vote at the Annual Meeting of Stockholders, please see “How can I attend the Annual Meeting” in the Questions and Answers about the Annual Meeting section of the Proxy Statement. Proposals to be voted on at the meeting are listed below along with recommendations of the Board of Directors. 1. Election of Directors Nominees: 01 Katherine J. Blair 02 Frank P. Filipps 03 Stewart B. Koenigsberg 04 George A. Mangiaracina 2. Approval, on an advisory basis, of the compensation of named executive officers. 3. Ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof. The Board of Directors recommends you vote FOR all nominees listed in Proposal 1 and FOR Proposals 2 and 3. CONTROL NO.

IMPAC MORTGAGE HOLDINGS, INC. 19500 Jamboree Road Irvine, CA 92612 The following proxy materials are available to you for review at: www.viewproxy.com/impaccompanies/2021/ ● 2020 Annual Report ● Proxy Statement ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a paper copy. You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Early voting via the Internet and telephone is available through 11:59 P.M. Eastern Daylight Time on June 21, 2021. You may also vote online during the annual meeting at www.AALVote.com/IMH REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 toll free or By logging onto http://viewproxy.com/impaccompanies/2021/ or By email at requests@viewproxy.com Please include the company name and your control number in the e-mail subject line.

400039716.3 You must use the 11 digit control number located in the box below. CONTROL NO.